UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

TIO TECH A

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40317	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unter den Linden 21

10117 Berlin

Germany

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +49 30 2092 4040

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TIOAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	TIOA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	TIOAW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In certain of the previously issued financial statements of Tio Tech A (the “Company”), a portion of the Company’s redeemable Class A ordinary shares (the “Public Shares”) were classified as permanent equity to maintain shareholders’ equity in excess of $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. However, in connection with the preparation of the Company’s Form 10-Q for the quarterly period ended September 30, 2021 (the “Quarterly Report”), management re-evaluated the Company’s application of Accounting Standards Codification 480-10-99S to its accounting classification of Public Shares in light of recent comment letters issued by the Staff of the Securities and Exchange Commission to certain special purpose acquisition companies. Upon such re-evaluation, management determined that the Public Shares include redemption provisions that require classification of the Public Shares as temporary equity, regardless of the minimum net tangible asset requirement discussed above.

On November 19, 2021, the audit committee of the Company’s board of directors (the “Audit Committee”), based on the recommendation of and after consultation with management, concluded that certain items on the Company’s previously issued audited balance sheet as of April 12, 2021, included in the Company’s Current Report on Form 8-K filed on April 23, 2021 and then revised for the exercise of the underwriters’ over-allotment as filed on Form 8-K on April 26, 2021, and the Company’s previously issued unaudited condensed financial statements as of and for the period ended June 30, 2021, included in the Company’s Form 10-Q for the quarterly period ended June 30, 2021 should no longer be relied upon due to the reclassification of the Public Shares described above. The previously issued financial statements are corrected in the Quarterly Report.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIO TECH A

Date: November 23, 2021	By:	/s/ Roman Kirsch
	Name:	Roman Kirsch
	Title:	Chief Executive Officer
(Principal Executive Officer)